SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2004

                                Asyst Corporation
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             (Exact name of registrant as specified in its charter)

          Utah                          0-26753                  87-0416131
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                  43 West 33rd Street, New York, New York 10001
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 695-3003

                  6170 South 380 West, #250, Murray, Utah 84107
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          (Former name or former address, if changed since last report)


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Item 1. Changes in Control of Registrant.

      See Item 2.

Item 2. Acquisition or Disposition of Assets.

      Acquisition of Amazon Biotech, Inc. On February 20, 2004, Asyst Corporation acquired 100% of the outstanding common stock of Amazon Biotech, Inc., a Delaware corporation pursuant to a securities purchase agreement and plan of reorganization. Under the plan of reorganization, Asyst issued 16,000,000 shares of its common stock to the stockholders of Amazon Biotech in exchange for all of the outstanding shares of common stock of Amazon Biotech. Pursuant to the plan of reorganization, 131,250 shares of Asyst common stock were cancelled. Upon the completion of the reorganization, Angelo Chinnici, M.D. and Philip Drachman, the former directors of Amazon Biotech, were appointed as directors of Asyst. Asyst intends to amend its articles of incorporation to change its name to "Amazon Biotech, Inc."

      The Business of Amazon Biotech

      Amazon Biotech is a newly established pharmaceutical company currently producing Abavca/AMZ 0026, a potential immunomodulator drug developed for use in the treatment of the HIV virus, and a topical natural hair-growth product. Amazon Biotech recently acquired the rights to the Abavca/AMZ 0026 product line from Advanced Plant Pharmaceuticals, Inc Amazon Biotech intends to initiate Phase II clinical studies of Abavca/AMZ 0026 in the near future, with an eventual goal of a joint venture with another pharmaceutical company in Phase III trials.

Item 3. Bankruptcy or Receivership.

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

      Not applicable.

Item 5. Other Events.

      Change in Address of Principal Executive Office. We have moved our principal executive offices to the following address:

       Amazon Biotech, Inc.
       43 West 33rd Street
       New York, NY 10001
       (212) 695-3003

Item 6. Resignations of Registrant's Directors.

      Not applicable.


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Item 7. Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired.

            The financial statements required by Item 310(c) of Regulation S-B in connection with the acquisition of Amazon Biotech described above will be provided by an amendment to this report filed within 60 days of the date hereof.

      (b) Pro forma financial information.

            The pro forma financial information required by Item 310(d) of Regulation S-B with the acquisition of Amazon Biotech described above will be provided by an amendment to this report filed within 60 days of the date hereof.

      (c) Exhibits.

      2.1 Securities Purchase Agreement and Plan of Reorganization by and among Asyst Corporation, Amazon Biotech, Inc., Silvestre Hutchinson, and the stockholders of Amazon Biotech, Inc., dated as of February 20, 2004.

Item 8. Change in Fiscal Year.

      Not applicable.

Item 9. Regulation FD Disclosure.

      Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASYST CORPORATION
                                        (Registrant)

Date: March 8, 2004                     By: /s/ Angelo A. Chinnici
                                           -------------------------------------
                                           Angelo A. Chinnici,
                                           Chief Executive Officer


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